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                                                                 EXHIBIT 10.24
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License Agreement

         CONTENTS:
                    Legal Agreement
                    Schedule 1, Hardware
                    Schedule 2, Payment Terms
                    Schedule 3, Training/installation/Documentation
                    Schedule 4, Systems Specifications
                    Schedule 5, Systems Acceptance
                    Schedule 6, License Costs
                    Appendices

                         *(XXX BASE FUNCTIONALITY DOCUMENT)

 NOTE: ITEMS IN BOLD AND/OR DENOTED WITH AN ASTERISK ARE VARIABLE BY CLIENT.

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                        Strategic Data Systems, Inc.

                              License Agreement

        STRATEGIC DATA SYSTEMS, INC., a Wisconsin corporation having its principal place of business located at 615 Pennsylvania Avenue, Sheboygan, Wisconsin, 53081, ("SDS"), and *(NAME) of *(ADDRESS), ("Client"), in consideration of the mutual promises herein contained, agree as follows:

    1. SDS grants to Client, and Client accepts, subject to all the terms and conditions of this Agreement, a non-exclusive, non-transferable, perpetual License to use a property and casualty information processing system, ("System"). The System consists of certain computer software as described in Schedule 6 of this Agreement, documentation, and associated information.

    2. Attached hereto as Schedules 1 through 6 and Appendices are System specifications and requirements, payment terms, and other agreements between the parties. Such schedules are incorporated herein by reference as if set forth in full, and both parties expressly agree to be bound by them.

    3. The License granted hereunder is limited to use of the System by the Client, for processing its data and files at any one location and on any one NETWORK/COMPUTER. Client agrees that it will use no network program to produce additional copies of the System to circumvent the requirements of this paragraph. The rights, benefits, duties, and obligations granted to Client hereunder are personal to Client, and the Agreement may not be sold, transferred or assigned to any third party without the express written consent of SDS. Any attempted sale, transfer, or assignment without such consent shall be null, void, and of no effect.

    4. SDS warrants that for a period of one (1 ) year after the date of Base System Acceptance the System will conform to the specifications as defined herein, unless the failure to conform is caused by Client-created error. SDS ADDITIONALLY REPRESENTS THAT THE COMMERCIAL PROCESSING SOFTWARE (AQS) WILL CONFORM TO ISO RATING SPECIFICATIONS FOR ONE YEAR FROM THE DATE OF EXECUTION OF THIS AGREEMENT, FOR THE RISK CLASSIFICATIONS AND TYPE OF BUSINESS THAT THIS SOFTWARE RATES. Should the System fail to perform within specifications during the warranty period, SDS will respond promptly and shall not substantially interrupt its response until the problem is corrected. If the failure to conform to specifications is due to Client-created error, Client agrees to pay for the services rendered in analyzing and correcting the failure.

    5. Client acknowledges that the System is a confidential and commercially valuable proprietary product of SDS, and agrees to keep the System confidential and not to disclose it, in full or in part, to any third party without the express written consent of

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Strategic Data Systems, Inc.
License Agreement (continued)

        SDS. Client agrees, in furtherance of this provision, to exercise at least the same degree of care with respect to the System as it exercises with respect to its own data, records, information, materials
        and processes which it deems to be confidential and     proprietary in
        nature.

        SDS acknowledges that Client will disclose to it, during the course of this Agreement, certain confidential and proprietary information of the Client, and agrees not to use or disclose such information without Client's prior written consent.

        Upon termination of this Agreement, Client shall return to SDS any and all copies of the System, or any portion thereof, whether said copies were created by SDS or by Client.

        It is expressly agreed by the parties that the termination of this Agreement will not terminate their obligations under this paragraph.

    6. APART FROM THE WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, SDS MAKES NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE
        CAPABILITIES, PERFORMANCE, SPECIFICATIONS, OR CHARACTERISTICS OF THE SYSTEM.

        SDS will not be responsible for any incidental or consequential damages, including but not limited to loss of business or business profits, regardless of whether said damages were foreseeable. In no event shall SDS' liability to Client for any loss, damage or injury, regardless of the nature of such loss, exceed the amount of payment made by Client for the System.

    7. SDS warrants that it is the owner of the System and has the right to license it to Client. SDS further warrants that, to the best of its knowledge, the System does not infringe upon the proprietary interest of any third party. Client agrees to promptly inform SDS in writing should it become aware of any claim for such infringement, and SDS agrees to defend any such action at its own expense, and to pay all costs and damages finally awarded against Client or paid by Client in settlement of such action. As a condition precedent to such payment, Client agrees to cooperate with said defense by complying with SDS' reasonable instructions and requests to Client in connection with said defense.

    8. Upon delivery of the System to Client, the risk of loss, damage or destruction shall be borne by Client In the event of such loss, damage or destruction, SDS agrees to furnish replacement materials at its reasonable costs, but in no event be liable for the loss or replacement of Client's data used with the System.

    9. Subject to the limitations on assignment contained in Paragraph 3, above, this Agreement shall be binding upon the parties hereto, their legal representatives, successors, subsidiaries and assigns.


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Strategic Data Systems, Inc.
License Agreement (continued)

    10. In addition to the payment specified in this Agreement, Client shall pay any present or future sales, excise, use, value-added or other similar taxes or duties levied or based on payments made pursuant to this Agreement or on the System in regard to its use by Client or on the Agreement.

    11. Client acknowledges that SDS makes a substantial investment in the training and development of its employees with whom Client may come in contact during the course of this Agreement. Client agrees to neither directly nor indirectly induce or attempt to induce any employee of SDS to terminate his or her employment with SDS during the term of this Agreement, without the prior express written consent of SDS.

    12. This Agreement may be terminated by SDS for nonpayment of any monies due hereunder after thirty (30) days written notice from SDS, or if Client fails to comply with the confidentiality provisions contained herein. Such termination shall not effect any other remedy for said breach to which SDS may be entitled. This Agreement may be terminated at any time by Client provided that Client (1 ) return all System materials to SDS, (2) pay to SDS the balance of any unpaid license fees, (3) pay to SDS any service fees for work performed under this or any associated Agreement. Upon termination, SDS shall not be responsible for the refund of any monies paid hereunder.

    13. This Agreement shall be governed by any applicable provisions of the Uniform Commercial Code, unless the provisions of this Agreement are inconsistent therewith. To the extent that this Agreement entails delivery of performance of services, such services shall be deemed "goods" within the meaning of the Uniform Commercial Code, except when to do so would create an inequity. For the purposes of the Uniform Commercial Code, the License granted hereunder shall be deemed a sale of goods, unless to do so would create an inequity.

    14. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin.

    15. This Agreement supersedes all prior communications and agreements between the parties relating to the subject matter of this Agreement and constitutes the full understanding between the parties with respect thereto. No waiver of any provision of this Agreement or of any breach and no modification or supplement hereto shall be binding, unless in writing and signed by an officer of SDS and Client, and no waiver shall apply to any subsequent breach of the same or similar provision.

    16. The effective date of this Agreement shall be the date on which it is executed by an authorized officer of SDS. IN WITNESS
        HEREOF the parties have caused the signatures of their duly authorized officers to be hereunto affixed.



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Strategic Data Systems, Inc.
License Agreement (continued)

                        Strategic Data Systems, Inc.

                              License Agreement

    Accepted By:

    STRATEGIC DATA SYSTEMS, INC.                      *(NAME)

    By:                                               By:
       ----------------------------------------          ----------------------
             (Authorized Officer)                          (Authorized Officer)

    Name:                                             Name:
         --------------------------------------            --------------------

    Title:                                            Title:
          -------------------------------------             -------------------

    Address:         615 Pennsylvania Avenue          Address:    *(ADDRESS)
                     Sheboygan, WI 53081                          *(ADDRESS)

    Date:                                             Date:
         --------------------------------------            --------------------



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Supplemental Conditions
Schedule 1 - Hardware

    HARDWARE REQUIREMENTS

         A.       The System requires the use of a LOCAL AREA NETWORK
                  (LAN) AND/OR IBM AS/400 AND/OR IBM RS/6000 system with sufficient main storage, features, and peripheral devices to support the operation of the system as modified.

         B. All costs are predicated on Client purchasing all hardware required to run the SDS applications through SDS. Adjustments to pricing will be made should Client choose to purchase hardware through a party other than SDS. The costs quoted represent a bundled (hardware/software) price.

         C. Hardware and system software pricing is based on prices available as of *(DATE)

         D. Any license or runtime fees for any third party software shown in the following configuration is the responsibility of Client.

         E.       Hardware payment terms are as follows: (PCA ONLY)

                  50% upon placement of the hardware order

                  50% upon receipt of the hardware

         F.       The recommended configuration is as follows:



         Quantity       Description      List Price       Monthly Maintenance

            *           *                *                *

                   *(CONFIGURATION FOR ALL COMPONENTS HERE)



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Supplemental Conditions
Schedule 2 - Payment Terms

    PAYMENT TERMS

         A.       License Agreement

                  1.      50% of license fee upon execution of License
                          Agreement.

                  2. 50% of license fee upon Base Systems Acceptance, as defined in Schedule 5 of this Agreement.

         B. As defined in the separate Implementation Support Agreement (ISA), any work performed by SDS will be billed on an hourly basis each month, as performed.

         C.       Other Expenses

                  In addition to the payments provided for above, Client will pay SDS for the following miscellaneous personnel expenses:

                  1. Mileage at the IRS published rate in force on the date incurred.

                  2. All other reasonable travel and lodging expense incurred by SDS personnel pursuant to this agreement.

                  3. Out-of-pocket expenses for meals or other expenses not specified elsewhere in this schedule.


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System Specifications
Schedule 3 - Training/Installation/Documentation

    TRAINING
         A. Initial base system acceptance training (both user and operational) is included in the license fee. Training courses are conducted by SDS personnel at the Client site in a classroom setting equipped with workstations, overhead projectors, a visual display unit, a flip chart, and/or a dry erase board whenever possible. Course books are provided for up to ten students in each class. Workshops or exercises are included in the class in order to provide the participants with practical hands-on use of the system. Additional or customized training requested by the Client is available on a time and materials basis.

         B. The following is a list of Base System classes (one session each) included in the license fee for Client:

                  COURSE TITLES AND NOS. VARY BY PLATFORM - INCLUDE APPROPRIATE TITLES AND NOS.

         #        COMMERCIAL PROCESSING SYSTEM (AQS 101)

         #        UNDERWRITER EXPERT SYSTEM PROCESSING (UES 101)

         #        UNDERWRITER EXPERT SYSTEM USER MAINTENANCE (UES 102)

         C. Training is limited to a reasonable number of people per class. Additional materials for more than ten people will be provided on a time and materials basis.

         D. THIS PAYMENT OF LICENSE FEE GUARANTEES TO CLIENT THE SOURCE CODE OF ALL COMPONENTS OF THE DESCRIBED SYSTEM EXCEPT "WORKFLOW MANAGER", "SERVICE MANAGER", AND "VISUAL RATER". (EMPOWER AND WPC - FOR VR - ONLY)

                  CLIENT WILL PAY A MONTHLY USAGE FEE IN THE AMOUNT OF $*(USE FEE) FOR CONTINUED AVAILABILITY OF THESE THREE PROPRIETARY COMPONENTS. (EP ONLY)


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System Specifications
Schedule 3 - Training/Installation/Documentation

    INSTALLATION

         A. Installation of the Base System is included in the license fee.

         B. Any hours requested of SDS will be performed on a time and materials basis, as per the separate Implementation Support Agreement (ISA).

    DOCUMENTATION

         A. The Client is provided with one printed set of user documentation reflecting the Base System.

         B.       DOCUMENTATION IS ALSO AVAILABLE ON-LINE USING
                  MICROSOFT WORD AND DOC-TO-HELP.  (WPC OR EMPOWER ONLY)



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System Specifications
Schedule 4


                  The *(LIST BASE FUNCTIONALITY DOCUMENTS) Base Functionality Document(S), as (IT)(THEY) exist(S) on the date of execution of this Agreement, IS/ARE hereby incorporated by reference as the System Specifications.

                  Only the sections of this document pertaining to components licensed by Client apply. Refer to Schedule 6 for a listing of licensed components for Client.

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System Acceptance Test
Schedule 5


    1. Upon delivery of the Base System, Client, in conjunction with SDS, shall test the functional capabilities of the Base System according to the USER ACCEPTANCE TRANSPORTABILITY
             TEST MATRIX.

    IF COMMERCIAL PROCESSING SYSTEM (AQS), REPLACE ABOVE WITH THE FOLLOWING:

             Upon delivery of the Base System defined in Schedule 6, exclusive of the Commercial Processing System (AQS) component, Client, in conjunction with SDS, shall test the functional capabilities of the Base System according to the USER ACCEPTANCE TRANSPORTABILITY TEST MATRIX. THE COMMERCIAL PROCESSING SYSTEM COMPONENT SHALL BE TESTED ACCORDING TO A TEST MATRIX TO BE DEFINED BY SDS AND CLIENT.

             Client, in conjunction with SDS shall document any problems identified during such testing that pertain to the functional capabilities of the Base System. SDS shall correct any reported problems and Client, in conjunction with SDS, shall then agree to the portion(s) of the USER ACCEPTANCE TRANSPORTABILITY TEST MATRIX to be repeated.

             If any problems are then identified that pertain to the functional capabilities of the Base System, then SDS will make additional corrections, and the above process will be repeated.

             FOR WPC OR EMPOWER: THE ACCEPTANCE TEST WILL BE PERFORMED ON A NET WORK OF THE FOLLOWING CONFIGURATION:

             NETWORK OPERATING SYSTEM - NOVELL NETWARE 3.12

             TOPOLOGY - ETHERNET

             1       WORKSTATION WITH WINDOWS NT (2 IF UES ALSO)

             3       WORKSTATIONS WITH WINDOWS FOR WORKGROUPS OR HIGHER

             1       WORKSTATION WITH DOS

             1       WORKSTATION CAPABLE OF RUNNING AN ORACLE DATABASE

             THIS CONFIGURATION WILL USE A PC AS A HOST SYSTEM. THIS WILL NOT DUPLICATE PROCESSING AGAINST YOUR HOST SYSTEM. (FOR EP ONLY)

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License Costs
Schedule 6

    LICENSE FEE SCHEDULE

                   The Base System includes the following:

             BASE WINDOWS INTO PROPERTY 8 CASUALTY (WPC) SYSTEM AS PER THE WPC BASE FUNCTIONALITY DOCUMENT FOR THE FOLLOWING LINES OF BUSINESS:
             (*LOB'S)

             BASE POLICY AND CLAIMS ADMINISTRATION (PCA) SYSTEM AS PER THE PCA BASE FUNCTIONALITY DOCUMENT FOR THE FOLLOWING LINES
             OF BUSINESS: *(LOB'S)

             BASE COMMERCIAL PROCESSING SYSTEM (AQS) AS PER THE AQS BASE FUNCTIONALITY DOCUMENT. THIS SYSTEM WILL INCLUDE AUTOMATED ISO/NCCI RATING, # DECLARATIONS, # SCHEDULES, AND # AUTOMATED BUREAU FORMS FOR THE FOLLOWING LINES OF BUSINESS:
             (*LOB'S)

             BASE UNDERWRITER EXPERT SYSTEM (UES) AS PER THE UES BASE FUNCTIONALITY DOCUMENT FOR THE FOLLOWING LINES OF BUSINESS:
             *(LOB'S) (NOTE: INCLUDE THE BASE RULESET FOR LICENSED LOB'S, IN THE BASE SYSTEM SPECS APPENDIX)

             BASE EMPOWER SYSTEM AS PER THE EMPOWER BASE FUNCTIONALITY DOCUMENT FOR THE FOLLOWING LINES OF BUSINESS: (*LOB'S)

             TOTAL LICENSE FEE$*(LICENSE FEE)

             OPTIONAL SOFTWARE (MAY BE ADDED AT ANY TIME)

             (OPTIONAL SOFTWARE PRODUCTS)$*(OPTIONAL FEE)

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